UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 25, 2008

FORMFACTOR, INC.

(Exact name of Registrant as specified in its charter)

000-50307	Delaware	13-3711155
(Commission File Number)	(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

7005 Southfront Road, Livermore, CA	94551
(Address of principal executive offices)	(Zip Code)

(925) 290-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.          Departure of Certain Officers.

On February 25, 2008, FormFactor, Inc. announced the resignation of Ronald C. Foster, its Chief Financial Officer and a Senior Vice President, effective after a transition period.  Mr. Foster will remain with the company during the transition period as the company undertakes a search to find a new chief financial officer.  A copy of the related press release issued by the company is attached as an exhibit to this Form 8-K and is incorporated herein by reference.

Item 9.01.                              Exhibits.

Exhibit Number	Exhibit Title or Description
99.01	Press release dated February 25, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2008	FORMFACTOR, INC.

	By:	/s/ STUART L. MERKADEAU
Stuart L. Merkadeau
Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
99.01	Press release dated February 25, 2008.